UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 19, 2003

                                -----------------

                             MB Software Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Texas                         0-11808                 59-2219994
----------------------------           -----------           -------------------
(State or other jurisdiction           (Commission           (IRS Employer
    of incorporation)                  File Number)          Identification No.)



           2225 E. Randol Mill Road Suite 305, Arlington, Texas 76011
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


         Registrant's telephone number, including area code 817-633-9400
                            -------------------------

Item 4.  Change in Registrants Certifying Accountant.

         (a)(2)  Retention of New Independent Accountant

         On February 10, 2003, the Company was informed by Weaver and Tidwell, L.L.P., that due to regulatory changes they were resigning as the Company's independent accounting firm. This resignation was reported by the Company on its Current Report on Form 8-K filed with the Securities and Exchange Commission on February 20, 2003.

         On March 19, 2003 the Company's board of directors authorized and approved the engagement of Clancy and Co., P.L.L.C. as the Company's new independent accountant. Prior to this engagement, the Company had not consulted Clancy and Co. regarding the application of accounting principals as to any specified completed or proposed transaction, or the type of audit opinion that they might render with respect to the Company's financial statements, nor were they consulted regarding any matter that was the subject of any disagreements (as described in paragraph 304(a)(1)(iv) of Regulation S-K) or any reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               MB SOFTWARE CORPORATION



Date: August 12, 2003                          By:  /s/  Scott A,. Haire
                                                  ------------------------------
                                                  Scott A. Haire
                                                  Chief Executive Officer



























                                       3